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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2002


                                 [KEYCORP LOGO]
                                    KEYCORP
               --------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)

            Ohio                         0-850                  34-6542451
----------------------------    ----------------------      -------------------
(State or other jurisdiction    Commission File Number      (I.R.S. Employer
    of incorporation or                                     Identification No.)
       organization)


  127 Public Square, Cleveland, Ohio                             44114-1306
----------------------------------------                    -------------------
    (Address of principal executive                              (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

On July 16, 2002, the Registrant issued a press release announcing its earnings results for the three- and six-month period ended June 30, 2002. This press release, dated July 16, 2002, is attached as Exhibit 99.1 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits
         --------

          99.1 The Registrant's July 16, 2002, press release announcing its earnings results for the three- and six-month period ended June 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE
        ------------------------

On July 16, 2002, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.


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                                                                               1




                                     ANNEX A


                           SECOND QUARTER 2002 REVIEW

                                  JULY 16, 2002





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                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated third quarter and full-year 2002 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.


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SECOND QUARTER REVIEW

- INTRODUCTION                      B. SOMERS

- OVERVIEW                          H. MEYER

- FINANCIAL REVIEW                  L. IRVING

- ASSET QUALITY                     K. BLAKELY

- OUTLOOK / Q&A                     B. SOMERS



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OVERVIEW


- CONTINUED PROGRESS ON STRATEGIC INITIATIVES

  - REDUCED AUTO LOAN/ LEASES BY $1.8 BILLION

  - RUN-OFF PORTFOLIO REDUCED BY $887 MILLION

  - REFOCUSED ON CORE RELATIONSHIP BUSINESSES


- STRONG EXPENSE CULTURE



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FINANCIAL HIGHLIGHTS - 2Q02

- EPS OF $0.57 MEETS CONSENSUS ESTIMATE

- SOLID, CLEAN QUARTER

- REVENUE UP 3% FROM 1Q02

- STRONG EXPENSE MANAGEMENT

- NONPERFORMING LOANS DOWN



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NET INTEREST INCOME & MARGIN (TE)

        $ in millions


                                    [GRAPH]

                  2Q01     3Q01       4Q01        1Q02       2Q02

NET INTEREST      $719     $730       $726        $702       $721
INCOME

NET INTEREST     3.77%     3.85%      3.98%       3.93%      3.98%
MARGIN

AVG. EARNING  $76,546   $75,687    $72,706     $71,981    $72,579
ASSETS



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NET INTEREST MARGIN (TE)
2Q02 VS. 1Q02

NET INTEREST MARGIN  1Q02                                        3.93%

Deposit Related                                           5

Loan Fees                                                (2)

Other                                                     2
                                                         ---
Total                                                     5 b.p.




NET INTEREST MARGIN  2Q02                                        3.98%



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NONINTEREST INCOME 2Q02 VS. 1Q02
IN MILLIONS

NONINTEREST INCOME  1Q02                                        $ 443

Investment Banking Fees                                    13

Service Charges                                             4

Trust & Investment Services                                 2

Trading/Derivative Income                                 (11)

All other-net                                              (3)
                                                          ----

Total                                                       5
NONINTEREST INCOME  2Q02                                        $ 448



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NONINTEREST EXPENSE 2Q02 VS. 1Q02
IN MILLIONS

NONINTEREST EXPENSE  1Q02                                       $ 661

 Salaries & Incentives                                        6

 Marketing                                                    4

 Computer Processing                                         (6)
                                                            ---
 Total                                                        4

NONINTEREST EXPENSE  2Q02                                       $ 665


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KEY CONSUMER BANKING


in millions

                                              [BAR GRAPH]

                              Revenue (TE)                      Net Income


                            2Q01       2Q02                 2Q01          2Q02

Retail Banking             $327       $327                 $ 62          $ 68

Small Business               98         98                   29            30

Indirect Lending             99         94                   16            13

National Home Equity         45         60                   --             4
                           ----       ----                 ----          ----
TOTAL KEY CONSUMER
  BANKING                  $569       $579                 $107*         $115
                           ====       ====                 ====          ====

*Excludes one-time charge for retained interests in securitized assets



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KEY CORPORATE FINANCE

in millions

                                  [BAR GRAPH]


                                Revenue (TE)                   Net Income

                               2Q01     2Q02                 2Q01      2Q02

Corporate Banking              $201     $177                 $ 62      $ 50

National Commercial R/E          95       86                   36        29

National Equipment Finance       44       62                    7        21
                               ----     ----                 ----      ----

TOTAL KEY CORPORATE
  FINANCE                      $340     $325                 $105      $100
                               ====     ====                 ====      ====



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KEY CAPITAL PARTNERS

in millions

                                  [BAR GRAPH]

                                  Revenue (TE)                Net Income

                                2Q01        2Q02           2Q01         2Q02


Victory Capital Management     $ 60        $ 57           $ 12         $ 12

High Net Worth                  149         148              9           17

Capital Markets                  83          83             11           13
                               ----        ----           ----         ----

TOTAL KEY CAPITAL
  PARTNERS                     $292        $288           $ 32         $ 42
                               ====        ====           ====         ====




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NET CHARGE-OFFS BY LOAN TYPE


in millions

                                   2Q01       3Q01     4Q01    1Q02      2Q02
                                   ----       ----     ----    ----      ----

CONTINUING PORTFOLIO

Commercial                         $39.9     $47.8    $62.3    $69.2     $75.8

Consumer                            59.6      68.1     70.4     66.9      58.9
                                  ------     -----    -----    -----     -----
                                    99.5     115.9    132.7    136.1     134.7

RUN-OFF PORTFOLIO &
 LOAN SALES                         71.3      57.0     87.2     70.2      67.8
                                  ------     -----    -----    -----     -----
 TOTAL NET C/O                    $170.8    $172.9   $219.9   $206.3    $202.5


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ASSET QUALITY INDICATORS


                                  TOTAL       TOTAL     CONTINUING   CONTINUING
                                PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
$ IN MILLIONS                      1Q02       2Q02         1Q02        2Q02
                                ---------   ---------   ----------   ----------

Nonperforming Loans                 $973        $957        $765        $825
to EOP Loans                        1.52%       1.50%       1.21%       1.31%

Nonperforming Assets              $1,012        $995        $804        $863
to EOP Loans + OREO                 1.58%       1.56%       1.28%       1.37%

Net C/O                             $206        $203        $136        $135
to Average Loans                    1.32%       1.27%       0.88%       0.86%

Allowance                         $1,607      $1,539      $1,402      $1,402
to Total Loans                      2.51%       2.41%       2.22%       2.22%
to Nonperforming Loans               165%        161%        183%        170%




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RUN-OFF PORTFOLIO &

NONREPLENISHING RESERVES


IN MILLIONS


                     6/30/01    9/30/01     12/31/01    3/31/02      6/30/02
                     -------    -------     --------    -------      -------

COMMITMENTS          $2,393      $2,019      $1,694      $1,532      $1,143

OUTSTANDINGS          1,423       1,176       1,023         941         724

ALLOWANCE FOR
LOAN LOSSES             229         172         275         205         137

NPLs                    242         233         231         208         132



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ASSET QUALITY OUTLOOK
2002 SECOND HALF




NPL                            FLAT TO DOWN MODESTLY

NET C/O                        DOWN MODESTLY

WATCH LIST                     MODEST FLUCTUATIONS

CONSUMER TRENDS                STABLE

RESERVE LEVEL                  ADEQUATE



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THIRD QUARTER 2002 OUTLOOK
(COMPARED WITH 2Q02)



REVENUE             SLIGHT INCREASE
                    - SLIGHTLY HIGHER LOANS
                    - RELATIVELY STABLE NIM (mid 3.90% range)
                    - MODEST FEE GROWTH

EXPENSE             SLIGHT INCREASE

TE TAX RATE         APPROXIMATELY 33%



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                                                                              18









                                    APPENDIX









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NONINTEREST INCOME


IN MILLIONS                           2Q01     3Q01     4Q01     1Q02     2Q02
                                      ----     ----     ----     ----     ----
 RECURRING ITEMS
 1. Trust & Invest Services Inc.      $132     $140     $137     $135     $137
 2. Inv. Banking & Cap. Mkts. Inc.      72       46        6       72       68
 3. Service Charges on Deposits         90      107      106      100      104
 4. COLI Income                         27       28       32       26       26
 5. L/C & Loan Fees                     30       27       38       28       29
 6. Electronic Banking Fees             18       20       19       18       20
 7. Other Income                        29       86       80       64       64
                                      ----     ----     ----     ----     ----
 CORE NONINTEREST INCOME               398      454      418      443      448

 NON-CORE ITEMS                          -        -        -        -        -
                                      ----     ----     ----     ----     ----
TOTAL NONINTEREST INCOME              $398     $454     $418     $443     $448


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NONINTEREST EXPENSE


IN MILLIONS                         2Q01     3Q01     4Q01     1Q02     2Q02
                                    ----     ----     ----     ----     ----
RECURRING ITEMS
  1. Personnel                      $345     $334     $335     $363     $361
  2. Net Occupancy & Equipment        96       97       96       91       92
  3. Computer Processing              63       62       65       54       48
  4. Marketing                        29       31       25       26       30
  5. Amortization of Intangibles      24       22       23        3        2
  6. Professional Fees                19       26       25       21       21
  7  Postage & Delivery               16       16       14       15       14
  8. Telecommunications               12       10       11        8        9
  9. Other Expense                    82       85      108       80       88
                                    ----     ----     ----     ----     ----

CORE NONINTEREST EXPENSE             686      683      702      661      665

NON-CORE ITEMS                       172        -        -        -        -
                                    ----     ----     ----     ----     ----
TOTAL NONINTEREST EXPENSE           $858     $683     $702     $661     $665



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STATEMENT OF INCOME-REPORTED
                    --------




$ IN MILLIONS, EXCEPT PER SHARE DATA   2Q01     3Q01     4Q01     1Q02    2Q02
                                       ----     ----     ----     ----    ----

Net Interest Income (TE)               $719     $730     $726     $702    $721
Loan Loss Provision                     401      116      723      136     135
Noninterest Income                      398      454      418      443     448
Noninterest Expense                     858      683      702      661     665
                                      ------   -----    ------   -----   -----
                                       (142)     385     (281)     348     369
Income Taxes & TE adj                    (6)     136     (107)     108     123
Accounting Change, Net of Tax           (24)       -        -        -       -
                                      ------   -----    ------   -----   -----
Net Income (Loss)                     $(160)    $249    $(174)    $240    $246
Avg. Common Shares O/S
  Assuming Dilution                   429.8    430.3    428.3    430.0   431.9

EPS - Assuming Dilution              $(0.38)   $0.58   $(0.41)   $0.56   $0.57



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SIGNIFICANT NON-CORE ITEMS


IN MILLIONS                   2Q01      3Q01     4Q01     1Q02     2Q02
                              ----      ----     ----     ----     ----

Net Interest Income (TE)         -         -        -        -        -
Loan Loss Provision              -         -        -        -        -
Noninterest Income               -         -        -        -        -
Noninterest Expense           $172         -        -        -        -
                             -----
                              (172)        -        -        -        -
Income Taxes and TE adj         (8)        -        -        -        -
Acct. Change, Net of Tax       (24)        -        -        -        -
                             -----
Net Loss                     $(188)        -        -        -        -


2Q01 Goodwill write-down, additional litigation reserves, restructuring and other one-time net charges, accounting change for retained interests



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STATEMENT OF INCOME-CORE
                    ----

$ IN MILLIONS, EXCEPT PER SHARE DATA    2Q01    3Q01     4Q01     1Q02    2Q02
                                        ----    ----     ----     ----    ----

Net Interest Income (TE)                $719    $730     $726     $702    $721
Loan Loss Provision                      401     116      723      136     135
Noninterest Income                       398     454      418      443     448
Noninterest Expense                      686     683      702      661     665
                                       -----   -----    -----    -----   -----
                                          30     385     (281)     348     369
Income Taxes & TE adj                      2     136     (107)     108     123
Accounting Change, Net of Tax              -       -        -        -       -
                                       -----   -----    -----    -----   -----
Net Income                               $28    $249    $(174)    $240    $246
Avg. Common Shares O/S
  Assuming Dilution                    429.8   430.3    428.3    430.0   431.9

EPS - Core                             $0.07   $0.58   $(0.41)   $0.56   $0.57


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                                                                              24

ASSET QUALITY INDICATORS

CP: CONTINUING PORTFOLIO
TP: TOTAL PORTFOLIO
                                                                   CP       TP
$ IN MILLIONS              2Q01     3Q01      4Q01      1Q02      2Q02     2Q02
                           ----     ----      ----      ----      ----     ----

Nonperforming Loans        $797     $885      $910      $973      $825     $957
to EOP Loans               1.20%    1.37%     1.44%     1.52%     1.31%    1.50%

Nonperforming Assets       $823     $913      $947    $1,012      $863     $995
to EOP Loans + OREO        1.23%    1.41%     1.49%     1.58%     1.37%    1.56%

Net C/O                    $171     $173      $220      $206      $135     $203
to Average Loans           1.02%    1.04%     1.37%     1.32%     0.86%    1.27%

Allowance                $1,231   $1,174    $1,677    $1,607    $1,402   $1,539
to Total Loans             1.85%    1.82%     2.65%     2.51%     2.22%    2.41%
to Nonperforming Loans      154%     133%      184%      165%      170%     161%



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NONPERFORMING LOANS: 2Q02


        2Q02 DECREASE IN NPL:           ($ 16MM) or (2%)



             LARGEST NPL:       $ 27MM (STRUCTURED FINANCE-CP)

             10TH LARGEST:      $ 14MM (MEDIA FINANCE-ROP)

             20TH LARGEST:      $  9MM (MIDDLE MARKET-CP)




CP: CONTINUING PORTFOLIO
ROP: RUN-OFF PORTFOLIO


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    KEYCORP
                                     --------------------------------------
                                                 (Registrant)


Date:  July 16, 2002                            /s/ Lee Irving
                                     --------------------------------------
                                     By:   Lee Irving
                                           Executive Vice President
                                           and Chief Accounting Officer